                                        SECURITIES AND EXCHANGE COMMISSION
                                             Washington, D.C. 20549

                                                    FORM 8-K
                                                 CURRENT REPORT

                                        PURSUANT TO SECTION 13 OR 15(d) OF THE
                                           SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported)                  May 12, 2005

                                LSB INDUSTRIES, INC.
                                         (Exact name of registrant as specified in its charter)

Delaware .	1-7677 .	73-1015226
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

      16 South Pennsylvania Avenue, Oklahoma City, Oklahoma                                73107
            (Address of principal executive offices)                                     (Zip Code)

Registrant's telephone number, including area code:                     (405) 235-4546

                                            Not applicable
                  (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

| __ | Written communications pursuant to Rule 425 under the Securities Act

| __ | Soliciting material pursuant to Rule 14a-12 under the Exchange Act

| __ | Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

| __ | Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On May 12, 2005 the Board of Directors approved an amendment to the Bylaws of LSB Industries, Inc. to increase the maximum number of directors that shall constitute the whole Board of Directors from twelve to thirteen.  The resolution adopting the amendment to the Bylaws is attached hereto as Exhibit 3.1.

Item 7.              Financial Statements and Exhibits.

                    (c)      Exhibits

 3.1 Resolution of the Board of Directors of LSB Industries, Inc., adopted May 12, 2005.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: March 18, 2005.
                                                        LSB INDUSTRIES, INC.

                                                        By: /s/ Tony M. Shelby
                                                        Tony M. Shelby,
                                                        Executive Vice President and
                                                        Chief Financial Officer